AMERICAN STRATEGIC
INCOME PORTFOLIO

ASP

ANNUAL REPORT
NOVEMBER 30, 2001

[U.S. BANCORP ASSET MANAGEMENT LOGO]

[U.S. BANCORP ASSET MANAGEMENT LOGO]

American Strategic Income Portfolio

PRIMARY INVESTMENTS

Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities, and mortgage-servicing rights. The fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

AVERAGE ANNUALIZED TOTAL RETURNS

Based on net asset value for the periods ended November 30, 2001

[CHART]

                                                                                      SINCE
                                                                                    INCEPTION
                                                         ONE YEAR     FIVE YEAR     12/27/1991
                                                        ----------    ----------    ----------
American Strategic Income Portfolio                           9.85%         8.13%         8.30%
Lehman Brothers Mutual Fund Government/Mortgage Index        10.35%         7.41%         7.05%

The average annualized total returns for American Strategic Income Portfolio are based on the change in its net asset value, assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended November 30, 2001, were 24.73%, 12.18%, and 8.24%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV; therefore, you may be unable to realize the full NAV of your shares when you sell. - The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Strategic Income Portfolio is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes. - The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations. - The since inception number for the Lehman index is calculated from the month end following the fund's inception through November 30, 2001.

[SIDENOTE]
 TABLE OF CONTENTS

 1  Fund Overview

 6  Financial Statements
    and Notes

16  Investments in
    Securities

19  Independent Auditors'
    Report

20  Federal Income
    Tax Information

21  Shareholder Update

           NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

FUND OVERVIEW


January 15, 2002

DURING THIS ANNUAL REPORTING PERIOD FOR AMERICAN STRATEGIC INCOME PORTFOLIO, THE FIXED-INCOME MARKETS EXPERIENCED AN ALMOST UNPRECEDENTED LOOSENING OF MONETARY POLICY BY THE FEDERAL RESERVE. In an effort to jumpstart the U.S. economy, the Fed lowered short-term interest rates 10 times during the fund's fiscal year and once more after the period end. The cuts--from 6.5% to 1.75%--set a record for the most in a calendar year by the central bank and left rates at their lowest level in 40 years. Despite the Fed's efforts, the National Bureau of Economic Research recently reported that the country has been in a recession since March of last year.

BECAUSE OF THE SHAKY ECONOMY, THE VOLATILE STOCK MARKET, AND THE TERRORIST ATTACKS, INVESTORS FLOCKED TO FIXED-INCOME INVESTMENTS IN A "FLIGHT TO QUALITY." This flight to quality, along with falling interest rates, benefited the fixed-income market across the board. Whole loans and mortgage-backed securities were no exception and performed well during the period. As rates fell and the yield curve steepened, prices moved inversely and increased. However, keep in mind that the pricing models we use for this fund limit the amount that our whole loans can increase in value due to falling interest rates.

AMERICAN STRATEGIC INCOME PORTFOLIO HAD A TOTAL RETURN OF 9.85% BASED ON ITS NET ASSET VALUE FOR THE YEAR ENDED NOVEMBER 30, 2001. The fund slightly underperformed its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, which had a return of 10.35% for the same timeframe. Based on its market price, the fund returned 24.73% for the year. We believe the fund's market price performance was driven by investors' demand for more stable, income-oriented investments. This demand increased the fund's market price to $12.79, a 1.25%

PORTFOLIO COMPOSITION
As a percentage of total assets on November 30,2001

[CHART]
Short-term Securities                                 4%
Commercial Loans                                     27%
Single-family Loans                                   5%
Multifamily Loans                                    14%
Private Fixed-rate Mortgage-backed Securities         9%
U.S. Agency Mortgage-backed Securities               39%
Preferred Stock                                       1%
Other Assets                                          1%

DELINQUENT LOAN PROFILE
The chart below shows the percentage of single-family loans ** in the portfolio that are 30, 60, 90, or 120 days delinquent as of November 30, 2001, based on principal amounts outstanding.

Current               94.9%
30 Days                5.1%
60 Days                0.0%
90 Days                0.0%
120+ Days              0.0%

** As of November 30, 2001, there were no multifamily or commercial loans delinquent.

[SIDENOTE]

FUND MANAGEMENT

JOHN WENKER
is primarily responsible for the management of American Strategic Income Portfolio. He has 16 years of financial experience.

CHRIS NEUHARTH
assists with the management of American Strategic Income Portfolio. He has 21 years of financial experience.

RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio. He has 16 years of financial experience.

premium over its net asset value of $12.63 as of November 30. As always, past performance is no guarantee of future results, and the fund's net asset value and market price will fluctuate.*

FALLING SHORT-TERM INTEREST RATES LED TO SUBSTANTIALLY LOWER BORROWING COSTS AND INCREASED INCOME LEVELS FOR THE FUND. The lower rates allowed us to borrow money at decreased costs and invest those borrowed funds in higher-yielding mortgage investments. Although the use of borrowing (otherwise known as leverage) has resulted in more income for shareholders, it does increase reinvestment and interest-rate risks in the fund.**

IN RESPONSE TO THE HIGHER LEVEL OF INCOME AND IN AN EFFORT TO DECREASE THE FUND'S DIVIDEND RESERVE, THE FUND INCREASED ITS MONTHLY DIVIDEND TWICE DURING THE FISCAL YEAR. In May 2001, we raised the monthly dividend of the fund from
8.25 cents to 8.5 cents per share. We increased it again to 9.5 cents per share in July. During the year, the fund paid out $1.0575 per share in dividends, resulting in an annualized distribution rate of 8.25% based on the November 30 market price. The fund's dividend reserve has dropped to 7.65 cents per share as of the end of the reporting period. Keep in mind that the fund's distribution rate and dividend reserve levels will fluctuate.


*All returns assume reinvestment of distributions at prices pursuant to the fund's dividend reinvestment plan. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

**Reinvestment risk is the risk that when the investments come due, we will have to re-deploy the proceeds into lower-yielding whole loans or securities. (Alternatively, we could decrease the amount of leverage.) Interest-rate risk is the risk that the value of these investments will go down when rates rise again, resulting in a lower net asset value for the fund.

GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of November 30, 2001. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

                      [MAP OF THE UNITED STATES]

Alabama
Alaska
Arizona
Arkansas                          Less than 0.50%
California                        13%
Colorado                          6%
Connecticut
Delaware                          Less than 0.50%
Florida                           8%
Georgia
Hawaii
Idaho
Illinois                          Less than 0.50%
Indiana                           2%
Iowa
Kansas                            Less than 0.50%
Kentucky
Louisiana                         Less than 0.50%
Maine                             Less than 0.50%
Maryland                          Less than 0.50%
Massachusetts                     Less than 0.50%
Michigan                          Less than 0.50%
Minnesota                         14%
Mississippi
Missouri                          2%
Montana                           3%
Nebraska                          4%
Nevada                            7%
New Hampshire                     3%
New Jersey                        2%
New Mexico                        1%
New York                          6%
North Carolina                    Less than 0.50%
North Dakota                      3%
Ohio                              Less than 0.50%
Oklahoma                          1%
Oregon                            5%
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee                         4%
Texas                             10%
Utah                              3%
Vermont
Virginia                          Less than 0.50%
Washington                        7%
West Virginia
Wisconsin
Wyoming

DUE TO THE WEAK ECONOMIC ENVIRONMENT, REAL ESTATE MARKETS ACROSS THE COUNTRY BEGAN TO EXPERIENCE A FALL OFF IN DEMAND. However, unlike the recession of the early 1990s, this decrease in demand is not accompanied by oversupply in the market. We believe supply remains constrained overall and especially in the areas where we invest. We continue to focus on whole loans from areas of the country like Texas and Florida that are experiencing the highest employment and population growth. The weakest real estate markets continue to be in Northern California and the Northeastern part of the United States. We have no investments in Northern California and very limited exposure in the Northeast. Of the various property types the fund invests in, we believe multifamily housing will hold up best in the current environment because of moderate supply and continued demand even during rough economic times.

AS THE ECONOMY WEAKENED DURING THE SUMMER MONTHS, WE TOOK STEPS TO SELL THE SINGLE-FAMILY WHOLE LOANS WITH HIGHER CREDIT RISK AT ATTRACTIVE PRICES. The delinquencies in these loan pools were approaching 18% to 20%. Because we found it difficult to find multifamily and commercial whole loans that were the appropriate size with good credit characteristics, we invested the proceeds from the sales primarily in agency mortgage-backed securities. This move actually enhanced the credit profile of the fund as agency securities have a higher credit rating than whole loans. We did keep a small portion of higher quality single-family loans in the fund.

DUE TO THE RECESSION, THE FUND MAY EXPERIENCE AN INCREASED LEVEL OF CREDIT LOSSES FROM LOANS DEFAULTING. However, losses would only result if the proceeds from the sales of foreclosed properties were less than the loan prices that the fund paid. As of November 30, the fund had one commercial and one multifamily loan in default. We expect to own these assets during the first quarter of 2002. The anticipated unrealized losses from these loans are already reflected in the net asset value of the fund.

ALTHOUGH WE HAVE SAID IN THE PAST THAT A RECESSION WOULD BE POTENTIALLY HARMFUL TO THE FUND, WE BELIEVE THIS RECESSION WILL BE RELATIVELY MILD COMPARED TO HISTORICAL STANDARDS. Our outlook calls for an end to the Federal Reserve easing followed by an improvement in the U.S. economy in mid- to late-2002. We believe we will continue to see some level of loan defaults and prepayments in this environment but that the portfolio should hold up well based on its current credit profile.

AFTER THE PERIOD END, THE MANAGEMENT TEAM AND BOARD OF DIRECTORS OF THIS FUND--AS WELL AS AMERICAN STRATEGIC INCOME PORTFOLIOS II (BSP), III (CSP), AND AMERICAN SELECT PORTFOLIO (SLA)--ANNOUNCED THAT THEY ARE CONSIDERING A NUMBER OF STRATEGIC ALTERNATIVES FOR THE FUNDS IN AN EFFORT TO ENHANCE SHAREHOLDER VALUE. Options include a possible reorganization of the funds into a specialty finance company that would be taxed as a real estate investment trust, the possible combination of the funds, stock repurchases, and other business strategies. At this time, no decision has been made by fund management or the boards to pursue any particular alternative or to change the current strategy of the funds. There can be no assurance that a change will result from this exploration process.

AS A RESULT OF THIS EXPLORATION PROCESS, THE FUND'S BOARD DECIDED NOT TO OFFER TO REPURCHASE UP TO 10% OF THE FUND'S SHARES IN THE FOURTH QUARTER OF THIS YEAR. Although the fund was trading at a slightly greater discount than 5% during the 12 weeks prior to October 1, 2001, the management and board decided to consider any future repurchases as part of their ongoing review.

THANK YOU FOR YOUR INVESTMENT IN AMERICAN STRATEGIC INCOME PORTFOLIO AND THE TRUST YOU HAVE PLACED IN US AS INVESTMENT MANAGERS FOR THE FUND. As the U.S. economy struggles to make a comeback in 2002, we will continue to diligently monitor our whole loan investments and other holdings in order to help meet our goal of paying attractive monthly income while minimizing credit losses. If you have any questions about the fund or need help with your overall investment plan, please call us at 800-677-FUND.


Sincerely,

/s/ Mark Jordahl

Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management

VALUATION OF WHOLE LOAN INVESTMENTS

The fund's investments in whole loans (single-family, multifamily, and commercial), participation mortgages, and mortgage-servicing rights are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Asset Management, Inc., pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors, including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage-servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

               FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  November 30, 2001
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $75,076,416
Accrued interest receivable  ...............................        424,174
Other assets  ..............................................         62,117
                                                                -----------
  Total assets  ............................................     75,562,707
                                                                -----------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............     21,951,256
Accrued investment management fee  .........................         34,565
Bank overdraft  ............................................         26,448
Accrued administrative fee  ................................         12,983
Accrued interest  ..........................................         33,374
Other accrued expenses  ....................................         77,343
                                                                -----------
  Total liabilities  .......................................     22,135,969
                                                                -----------
  Net assets applicable to outstanding capital stock  ......    $53,426,738
                                                                ===========

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............    $60,517,426
Undistributed net investment income  .......................        326,533
Accumulated net realized loss on investments  ..............     (8,681,235)
Unrealized appreciation of investments  ....................      1,264,014
                                                                -----------

  Total -- representing net assets applicable to capital
    stock  .................................................    $53,426,738
                                                                ===========

  *Investments in securities at identified cost  ...........    $73,812,402
                                                                ===========

NET ASSET VALUE AND MARKET PRICE OF CAPITAL STOCK:
Net assets applicable to outstanding capital stock  ........    $53,426,738
Shares of capital stock outstanding (authorized 1 billion
  shares of $0.01 par value)  ..............................      4,230,294
Net asset value  ...........................................    $     12.63
Market price  ..............................................    $     12.79

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          6  2001 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS  For the Year Ended November 30,
                      2001
 ................................................................................

INCOME:
Interest (net of interest expense of $726,631) .............    $5,145,278
                                                                ----------

EXPENSES (NOTE 3):
Investment management fee  .................................       343,400
Administrative fee  ........................................       137,784
Custodian fees  ............................................         9,674
Transfer agent fees  .......................................        30,877
Registration fees  .........................................        37,256
Reports to shareholders  ...................................        29,031
Mortgage servicing fees  ...................................        67,094
Directors' fees  ...........................................         3,044
Audit and legal fees  ......................................        29,332
Other expenses  ............................................        33,297
                                                                ----------
  Total expenses  ..........................................       720,789
                                                                ----------

  Net investment income  ...................................     4,424,489
                                                                ----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS IN
 SECURITIES (NOTE 4):
Net realized gain on investments in securities  ............       450,178
Net change in unrealized appreciation or depreciation of
  investments  .............................................       115,963
                                                                ----------

  Net gain on investments  .................................       566,141
                                                                ----------

    Net increase in net assets resulting from
      operations  ..........................................    $4,990,630
                                                                ==========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          7  2001 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS  For the Year Ended November 30,
                      2001
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income ............................................    $  5,145,278
Net expenses ...............................................        (720,789)
                                                                ------------
  Net investment income ....................................       4,424,489
                                                                ------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable ....................          42,410
  Net amortization of bond discount and premium ............            (732)
  Change in accrued fees and expenses ......................         (16,274)
  Change in other assets ...................................         (57,207)
                                                                ------------
    Total adjustments ......................................         (31,803)
                                                                ------------

    Net cash provided by operating activities ..............       4,392,686
                                                                ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................      20,249,355
Purchases of investments ...................................     (27,952,506)
Net purchases of short-term securities .....................      (2,536,221)
                                                                ------------

    Net cash used by investing activities ..................     (10,239,372)
                                                                ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements ............      10,246,256
Distributions paid to common shareholders ..................      (4,473,537)
                                                                ------------

    Net cash provided by financing activities ..............       5,772,719
                                                                ------------
Net decrease in cash .......................................         (73,967)
Cash at beginning of year ..................................          47,519
                                                                ------------

    Bank overdraft at end of year ..........................    $    (26,448)
                                                                ============
Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse
    repurchase agreements ..................................    $    727,466
                                                                ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          8  2001 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                    YEAR              YEAR
                                                                   ENDED             ENDED
                                                                  11/30/01          11/30/00
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $ 4,424,489       $ 4,046,891
Net realized gain (loss) on investments  ...................        450,178          (964,494)
Net change in unrealized appreciation or depreciation of
  investments  .............................................        115,963         1,651,870
                                                                -----------       -----------
  Net increase in net assets resulting from operations  ....      4,990,630         4,734,267
                                                                -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income  ................................     (4,473,537)       (4,050,507)
                                                                -----------       -----------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....             --        (5,828,397)
                                                                -----------       -----------
  Total increase (decrease) in net assets  .................        517,093        (5,144,637)

Net assets at beginning of year  ...........................     52,909,645        58,054,282
                                                                -----------       -----------

Net assets at end of year  .................................    $53,426,738       $52,909,645
                                                                ===========       ===========

Undistributed net investment income  .......................    $   326,533       $   375,581
                                                                ===========       ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          9  2001 Annual Report - American Strategic Income Portfolio

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      American Strategic Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, and mortgage servicing rights. In addition, the fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol ASP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's Board of Directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange of Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                      The fund's investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's Board of Directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Asset Management, Inc. pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected

--------------------------------------------------------------------------------

          10  2001 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
                      yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

                      Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, mortgage participations, and mortgage servicing rights are determined no less frequently than weekly.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At November 30, 2001, no loans were 60 days or more delinquent. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In this case, the fund may suffer a loss.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On November 30, 2001, the fund owned no real estate.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund, and are

--------------------------------------------------------------------------------

          11  2001 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
                      subject to the fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the year ended November 30, 2001, the average borrowings outstanding were $15,422,521 and the average rate was 4.69%.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of November 30, 2001, the fund had no outstanding when-issued or forward commitments.

                      MORTGAGE SERVICING RIGHTS
                      The fund may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

--------------------------------------------------------------------------------

          12  2001 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      Pursuant to an investment advisory agreement (the "agreement"), U.S. Bancorp Asset Management, Inc., (the advisor), a subsidiary of U.S. Bank National Association (U.S. Bank) and successor to First American Asset Management, manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the year ended
                      November 30, 2001, the effective investment management fee incurred by the fund was 0.64%. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      Pursuant to an administration agreement, U.S. Bank provides administrative services, including certain legal and shareholder services to the fund. Under this agreement, the administrator receives a monthly fee in an amount equal to an annualized rate of 0.25% of the fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the fund).

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative, and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and
--------------------------------------------------------------------------------

          13  2001 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
                      expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses; legal and auditing services, insurance, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

                      During the year ended November 30, 2001, the fund paid $14,721 for custody services to U.S. Bank.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended November 30, 2001, aggregated $27,952,506 and $20,249,355, respectively. Included in proceeds from sales are $380,610 from prepayment penalties.

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers at November 30, 2001, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

 CAPITAL LOSS
  CARRYOVER    EXPIRATION
 ------------  ----------
  $7,716,741       2003
     964,494       2008
  ----------
  $8,681,235
  ==========

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      RETIREMENT OF FUND SHARES
                      The fund's Board of Directors has approved a plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value (NAV). Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 236,151 shares (5% of the outstanding shares as of September 9, 1998). No shares were repurchased during the current year ended November 30, 2001.

                      REPURCHASE OFFER
                      The fund's Board of Directors concluded that an additional offer to purchase up to 10% of the fund's outstanding shares at net asset value would be in the best interests of shareholders. Accordingly, the repurchase offer was sent to shareholders in November 1999, and the deadline for submitting shares for repurchase was 5:00 p.m. Eastern Time on November 29, 1999. The repurchase price was determined on December 6, 1999, at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern
                      Time). The percentage of outstanding shares repurchased, the number of shares repurchased, the repurchase price per share (net asset value less two cents per share repurchase fee) and proceeds paid by the fund on December 10, 1999, were as follows:

                                                PERCENTAGE                                  SHARES     REPURCHASE   PROCEEDS
                                                REPURCHASED                               REPURCHASED    PRICE        PAID
                                                -----------                               -----------  ----------  -----------
                                                10%                                          470,032     $12.38    $5,818,996

--------------------------------------------------------------------------------

          14  2001 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN STRATEGIC INCOME PORTFOLIO

                                            YEAR       YEAR       YEAR         YEAR        YEAR
                                            ENDED      ENDED      ENDED       ENDED        ENDED
                                          11/30/01   11/30/00   11/30/99   11/30/98(D)   11/30/97
                                          ---------  ---------  ---------  ------------  ---------
PER-SHARE DATA
Net asset value, beginning
  of period ............................   $12.51     $12.35     $12.98       $12.88      $12.65
                                           ------     ------     ------       ------      ------
Operations:
  Net investment income ................     1.05       0.97       1.00         1.01        0.97
  Net realized and unrealized gains
    (losses) on investments ............     0.13       0.15      (0.62)        0.06        0.22
                                           ------     ------     ------       ------      ------
    Total from operations ..............     1.18       1.12       0.38         1.07        1.19
                                           ------     ------     ------       ------      ------
Distributions to shareholders:
  From net investment income ...........    (1.06)     (0.96)     (1.01)       (0.97)      (0.96)
                                           ------     ------     ------       ------      ------
Net asset value, end of period .........   $12.63     $12.51     $12.35       $12.98      $12.88
                                           ======     ======     ======       ======      ======
Per-share market value, end of
  period ...............................   $12.79     $11.19     $11.44       $12.13      $11.88
                                           ======     ======     ======       ======      ======
SELECTED INFORMATION
Total return, net asset value (a) ......     9.85%      9.55%      3.03%        8.56%       9.83%
Total return, market value (b) .........    24.73%      6.68%      2.76%       10.69%      17.41%
Net assets at end of period
  (in millions) ........................   $   53     $   53     $   58       $   61      $   68
Ratio of expenses to average weekly net
  assets including interest expense ....     2.70%      3.92%      3.83%        2.89%       2.56%
Ratio of expenses to average weekly net
  assets excluding interest expense ....     1.34%      1.56%      1.52%        1.47%       1.47%
Ratio of net investment income to
  average weekly net assets ............     8.25%      7.85%      7.86%        7.74%       7.68%
Portfolio turnover rate (excluding
  short-term securities) ...............       30%        32%        22%          38%         61%
Amount of borrowings outstanding at end
  of period (in millions) ..............   $   22     $   12     $   21       $   17      $   11
Per-share amount of borrowings
  outstanding at end of period .........   $ 5.19     $ 2.77     $ 4.50       $ 3.49      $ 2.10
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................   $17.82     $15.28     $16.85       $16.47      $14.98
Asset coverage ratio (c) ...............      343%       552%       375%         471%        715%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(d) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK.

--------------------------------------------------------------------------------

          15  2001 Annual Report - American Strategic Income Portfolio

                           INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO                                         November 30, 2001
 ..............................................................................................................

                                                             Date                                     Market
Description of Security                                    Acquired  Par Value         Cost          Value (a)
---------------------------------------------------------  --------  ----------     -----------     -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY
 SECURITIES (54.6%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (54.6%):
    FIXED RATE (54.6%):
      9.00%, FHLMC, 7/1/30...............................  7/17/00   $3,109,055(b)  $ 3,194,195     $ 3,306,293
      6.50%, FNCL, 11/1/31...............................  11/5/01    5,000,500       5,115,702       5,062,158
      6.50%, FNMA, 6/1/29................................  5/17/99    2,407,136(b)    2,389,989       2,438,718
      7.50%, FNMA, 3/1/30................................  3/22/00    5,807,800(b)    5,709,541       5,996,553
      7.50%, FNMA, 5/1/30................................   5/9/00    1,371,515(b)    1,323,650       1,425,950
      6.00%, FNMA, 5/1/31................................  11/5/01    4,999,503(b)    5,029,186       4,952,767
      8.00%, FNMA, 5/1/30................................   5/9/00      872,710(b)      861,274         919,069
      6.00%, FNMA, 10/1/16...............................  11/5/01    5,000,498(b)    5,117,935       5,065,861
                                                                                    -----------     -----------
                                                                                     28,741,472      29,167,369
                                                                                    -----------     -----------

        Total U.S. Government and Agency Securities......                            28,741,472      29,167,369
                                                                                    -----------     -----------
PRIVATE MORTGAGE-BACKED SECURITIES
 (e) (12.5%):
  FIXED RATE (12.5%):
      13.04%, Minnesota Mortgage Corporation, 7/25/14....  5/19/92       35,115          35,860          35,642
      9.25%, Oly Holigan, LP, 1/1/04.....................  12/26/00   2,500,000       2,500,000       2,550,000
      8.00%, Value Enhancement Fund IV, 6/27/04..........  6/27/01    4,000,000       4,000,000       4,080,000
                                                                                    -----------     -----------
                                                                                      6,535,860       6,665,642
                                                                                    -----------     -----------

        Total Private Mortgage-Backed Securities ........                             6,535,860       6,665,642
                                                                                    -----------     -----------
WHOLE LOANS AND PARTICIPATION MORTGAGES
 (c,d,e) (65.5%):
  COMMERCIAL LOANS (38.2%):
      Advance Self Storage, 8.88%, 12/1/05...............  11/29/00   1,299,845       1,299,845       1,364,837
      Bekins Building, 8.38%, 10/1/04....................   9/2/97    1,084,999       1,084,999       1,117,549
      Buca Restaurant, 8.63%, 1/1/11.....................  12/27/00     941,807         941,807         988,897
      Dietzgen Industrial Building, 9.00%, 1/1/06........  12/14/00   1,596,036       1,596,036       1,675,837
      El Centro Market Place, 9.63%, 9/1/04..............   8/5/99      733,002         733,002         733,002
      Main Street Office Building, 8.38%, 11/1/07........  10/21/97     850,353         848,936         892,871
      One Eastern Heights Office Building,
        8.21%, 12/1/07...................................  11/7/97    1,039,337       1,039,337       1,091,304
      Orchard Commons, 8.63%, 4/1/11.....................  3/28/01    1,016,809       1,016,809       1,067,650
      Pacific Periodicals Building, 8.03%, 1/1/08........  12/9/97    1,303,839       1,303,839       1,369,031

                                                             Date                                     Market
Description of Security                                    Acquired  Par Value         Cost          Value (a)
---------------------------------------------------------  --------  ----------     -----------     -----------
      Pine Island Office Building, 8.03%, 11/2/02........  10/8/97   $1,533,575     $ 1,533,575     $ 1,548,911
      Rice Street Convention Center, 8.98%, 2/1/04.......  1/23/97      569,697         569,697         592,485
      Schendel Office Building, 8.20%, 10/1/07...........  9/30/97    1,120,100       1,120,100       1,062,979
      Schendel Retail Center, 8.58%, 9/1/07..............  8/28/97      716,636         716,636         734,552
      Shallowford Business Park, 9.13%, 7/1/03...........  6/25/96    1,533,779       1,533,609       1,564,455
      Sherwin Williams, 8.50%, 1/1/04....................  12/20/96   1,351,393       1,351,393       1,391,935
      Stephens Retail Center, 9.23%, 8/1/03..............   9/6/96    1,121,547       1,116,874       1,143,978
      Union Hill Village Office Building,
        8.00%, 10/1/08...................................  9/30/98      660,438         660,438         462,306
      Voit Office Building, 8.25%, 9/1/08................  8/17/01    1,536,000       1,536,000       1,612,800
                                                                                    -----------     -----------
                                                                                     20,002,932      20,415,379
                                                                                    -----------     -----------

  MULTIFAMILY LOANS (19.3%):
      Applewood Manor, 8.63%, 1/1/02.....................  12/23/93     647,273         644,037         647,273
      Charleston Plaza Apartments, 7.38%, 7/1/08.........   7/1/98    1,517,408       1,517,408       1,584,332
      Franklin Woods Apartments, 9.78%, 3/1/10...........  2/24/95    1,150,523       1,147,412       1,208,049
      Garden Oaks Apartments, 8.43%, 4/1/06..............   3/7/96    1,711,781       1,708,569       1,797,370
      Garden Park Apartments, 9.00%, 6/1/02..............   5/2/00      900,000         900,000         630,000
      Rush Oaks Apartments, 7.78%, 12/1/07...............  11/26/97     522,453         522,453         548,576
      Union Hill Village Townhomes, 8.00%, 10/1/08.......  9/30/98      935,946         935,946         655,162
      Vanderbilt Condominiums, 8.06%, 10/1/09............  9/29/99    1,178,839       1,178,839       1,237,781
      Westhollow Place Apartments, 8.46%, 4/1/03.........  3/20/96      949,965         940,466         968,965
      Woodland Garden Apartments, 7.38%, 9/1/08..........  8/26/98    1,031,217       1,031,217       1,071,149
                                                                                    -----------     -----------
                                                                                     10,526,347      10,348,657
                                                                                    -----------     -----------

  SINGLE FAMILY LOANS (8.0%):
      Aegis, 9.21%, 3/26/10..............................  10/26/95      50,649          47,848          52,168
      Aegis II, 9.65%, 1/28/14...........................  12/28/95     295,433         270,691         304,296
      American Bank, Mankato, 10.00%, 12/10/12...........  12/15/92      35,771          29,203          36,844
      American Portfolio, 7.32%, 10/18/15................  7/18/95       30,892          29,427          31,819
      Anivan, 7.77%, 4/14/12.............................  6/14/96      135,890         136,768         139,966

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.
--------------------------------------------------------------------------------

          16  2001 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)

                                                             Date     Shares/                         Market
Description of Security                                    Acquired  Par Value         Cost          Value(a)
---------------------------------------------------------  --------  ----------     -----------     -----------
      Bank of New Mexico, 9.29%, 3/31/10.................  5/31/96   $  131,367     $   128,923     $   135,294
      Bluebonnet Savings and Loan, 8.06%, 8/31/10........  5/22/92      284,475         260,629         291,841
      Bluebonnet Savings and Loan II, 11.63%, 8/31/10....  5/22/92       20,049          19,645          19,612
      CLSI Allison Williams, 10.27%, 8/1/17..............  2/28/92      219,564         201,945         225,878
      Cross Roads Savings and Loan, 9.44%, 1/1/21........   1/7/92      123,699         116,984         127,410
      Cross Roads Savings and Loan II, 9.20%, 1/1/21.....   1/7/92      118,417         111,364         121,965
      Fairbanks, Utah, 10.02%, 9/23/15...................  5/21/92       26,727          22,684          27,528
      First Boston Mortgage Pool, 9.12%, 6/29/03.........  6/23/92      118,630          96,958         121,896
      Hamilton Financial, 8.68%, 6/29/10.................   7/8/92      107,850          98,952         109,352
      Huntington MEWS, 9.66%, 8/1/17.....................  1/22/92      456,002         393,676         469,683
      Knutson Mortgage Portfolio I, 8.78%, 8/1/17........  2/26/92      294,551         281,068         303,387
      Knutson Mortgage Portfolio II, 9.28%, 9/25/17......  5/28/92       21,794          20,094          22,448
      McClemore, Matrix Funding Corporation,
        10.86%, 9/30/12..................................   9/9/92      140,266         133,253         144,474
      Meridian, 9.59%, 12/1/20...........................  12/21/92     386,356         368,487         397,947
      Nomura III, 9.39%, 4/29/17.........................  9/29/95      697,369         630,383         700,547
      Rand Mortgage Corporation, 9.58%, 8/1/17...........  2/21/92      125,648         102,985         129,418
      Salomon II, 9.21%, 11/23/14........................  12/23/94     297,732         259,158         306,664
      Valley Bank of Commerce, N.M., 8.34%, 8/31/10......   5/7/92       60,627          51,573          62,444
                                                                                    -----------     -----------
                                                                                      3,812,698       4,282,881
                                                                                    -----------     -----------

        Total Whole Loans and Participation Mortgages ...                            34,341,977      35,046,917
                                                                                    -----------     -----------

MORTGAGE SERVICING RIGHTS (e,f) (0.2%):
      Matrix Servicing Rights, 0.12%, 7/10/22............  7/10/92   17,304,998         144,925         121,360
                                                                                    -----------     -----------

PREFERRED STOCK (1.8%):
  REAL ESTATE INVESTMENT TRUST (1.8%):
      Archstone Community Trust, Series C................  4/23/01        5,000         126,550         127,750
      Archstone Community Trust, Series D................  4/23/01        3,525          91,861          90,593
      CarrAmerica Realty Trust, Series B.................  4/23/01        5,000         118,849         122,500

                                                             Date                                     Market
Description of Security                                    Acquired    Shares          Cost          Value(a)
---------------------------------------------------------  --------  ----------     -----------     -----------
      CarrAmerica Realty Trust, Series C.................  4/23/01        5,000     $   117,737     $   122,250
      CarrAmerica Realty Trust, Series D.................  4/23/01        5,000         118,823         125,500
      Centerpoint Properties, Series A...................  3/26/01        5,000         123,103         125,150
      Duke Realty Investments, Series E..................  4/23/01          625          15,506          16,063
      New Plan Excel Realty Trust, Series B..............  3/26/01        5,000         118,868         125,850
      AMB Property.......................................  3/26/01        5,000         125,399         128,000
                                                                                    -----------     -----------
                                                                                        956,696         983,656
                                                                                    -----------     -----------

        Total Preferred Stock ...........................                               956,696         983,656
                                                                                    -----------     -----------
RELATED PARTY MONEY MARKET FUND (5.8%):
      First American Prime Obligations Fund..............  11/30/01   3,091,472(g)    3,091,472       3,091,472
                                                                                    -----------     -----------

        Total Investments in Securities (h) .............                           $73,812,402     $75,076,416
                                                                                    ===========     ===========

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) ON NOVEMBER 30, 2001, SECURITIES VALUED AT $26,728,651 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                    NAME OF
                                                                    BROKER
                    ACQUISITION                      ACCRUED    AND DESCRIPTION
        AMOUNT         DATE       RATE*     DUE      INTEREST    OF COLLATERAL
      -----------   -----------   -----   --------   --------   ---------------
      $ 8,000,000     4/12/01     4.65%    4/12/03   $19,633           (1)
        1,200,000    11/15/01     2.08%   12/17/01     1,109           (2)
        2,933,026    11/19/01     2.25%   12/19/01     2,200           (3)
        9,818,230    11/14/01     2.25%   12/19/01    10,432           (4)
      -----------                                    -------
      $21,951,256                                    $33,374
      ===========                                    =======

    * INTEREST RATE AS OF NOVEMBER 30, 2001. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

    NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
             (1) MORGAN STANLEY DEAN WITTER;
                FNMA, 7.50%, 3/1/30, $4,184,731 PAR
                FNMA, 7.50%,5/1/30, $1,371,515 PAR
                FNMA, 8.00%, 5/1/30, $872,710 PAR
             (2) MORGAN STANLEY DEAN WITTER;
                FHLMC, 9.00%, 7/1/30, $1,165,896 PAR
             (3) MORGAN STANLEY DEAN WITTER;
                FNMA, 6.00%, 10/1/16, $3,000,299 PAR
             (4) MORGAN STANLEY DEAN WITTER;
                FNMA, 6.00%, 5/1/31, $4,999,503 PAR
                FNMA, 6.50%, 6/1/29, $2,407,136 PAR

    The fund has entered into a lending commitment with Nomura. The agreement permits the fund to enter into reverse repurchase agreements up to $15,000,000 using whole loans as collateral. The fund pays a fee of 0.25% to Nomura on any unused portion of the $15,000,000 lending commitment.

--------------------------------------------------------------------------------

          17  2001 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

(c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON NOVEMBER 30, 2001. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 2001.
(d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

COMMERCIAL LOANS:
         ADVANCE SELF STORAGE - LINCOLN, NE
         BEKINS BUILDING - COLORADO SPRINGS, CO
         BUCA RESTAURANT - MAPLE GROVE, MN
         DIETZGEN INDUSTRIAL BUILDING - GARDENA, CA
         EL CENTRO MARKET PLACE - EL CENTRO, CA
         MAIN STREET OFFICE BUILDING - PARK CITY, UT
         ONE EASTERN HEIGHTS OFFICE BUILDING - WOODBURY, MN
         ORCHARD COMMONS - ENGLEWOOD, CO
         PACIFIC PERIODICALS BUILDING - LAKEWOOD, WA
         PINE ISLAND OFFICE BUILDING - PLANTATION, FL
         RICE STREET CONVENTION CENTER - ROSEVILLE, MN
         SCHENDEL OFFICE BUILDING - BEAVERTON, OR
         SCHENDEL RETAIL CENTER - BEAVERTON, OR
         SHALLOWFORD BUSINESS PARK - CHATANOOGA, TN
         SHERWIN WILLIAMS - ORLANDO, FL
         STEPHENS RETAIL CENTER - MISSOULA, MT
         UNION HILL VILLAGE OFFICE BUILDING - SPENCERPORT, NY
         VOIT OFFICE BUILDING - ORANGE, CA

MULTIFAMILY LOANS:
         APPLEWOOD MANOR - DULUTH, MN
         CHARLESTON PLAZA APARTMENTS - LAS VEGAS, NV
         FRANKLIN WOODS APARTMENTS - FRANKLIN, NH
         GARDEN OAKS APARTMENTS - COON RAPIDS, MN
         GARDEN PARK APARTMENTS - LAS VEGAS, NV
         RUSH OAKS APARTMENTS - LAPORTE, TX
         UNION HILL VILLAGE TOWNHOMES - SPENCERPORT, NY
         VANDERBILT CONDOMINIUMS - AUSTIN, TX
         WESTHOLLOW PLACE APARTMENTS - HOUSTON, TX
         WOODLAND GARDEN APARTMENTS - ARLINGTON, WA

SINGLE FAMILY LOANS:
         AEGIS - 1 LOAN, MIDWESTERN UNITED STATES
         AEGIS II - 3 LOANS, MIDWESTERN UNITED STATES
         AMERICAN BANK, MANKATO - 1 LOAN, MINNESOTA
         AMERICAN PORTFOLIO - 1 LOAN, TEXAS AND CALIFORNIA
         ANIVAN - 2 LOANS, MARYLAND, NEW JERSEY, VIRGINIA
         BANK OF NEW MEXICO - 5 LOANS, NEW MEXICO
         BLUEBONNET SAVINGS AND LOAN - 10 LOANS, TEXAS
         BLUEBONNET SAVINGS AND LOAN II - 2 LOANS, TEXAS
         CLSI ALLISON WILLIAMS - 19 LOANS, TEXAS
         CROSSROADS SAVINGS AND LOAN - 5 LOANS, OKLAHOMA
         CROSSROADS SAVINGS AND LOAN II - 6 LOANS, OKLAHOMA
         FAIRBANKS, UTAH - 1 LOAN, UTAH
         FIRST BOSTON MORTGAGE POOL - 6 LOANS, UNITED STATES
         HAMILTON FINANCIAL - 1 LOAN, CALIFORNIA
         HUNTINGTON MEWS - 12 LOANS, NEW JERSEY
         KNUTSON MORTGAGE PORTFOLIO #1 - 5 LOANS, MIDWESTERN UNITED STATES KNUTSON MORTGAGE PORTFOLIO #2 - 1 LOAN, MIDWESTERN UNITED STATES MCCLEMORE, MATRIX FUNDING CORPORATION - 2 LOANS, NORTH CAROLINA MERIDIAN - 6 LOANS, CALIFORNIA
         NOMURA III - 11 LOANS, MIDWESTERN UNITED STATES
         RAND MORTGAGE CORPORATION - 3 LOANS, TEXAS
         SALOMON II - 7 LOANS, MIDWESTERN UNITED STATES
         VALLEY BANK OF COMMERCE, N.M. - 5 LOANS, NEW MEXICO

(e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON NOVEMBER 30, 2001, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $41,833,919 OR 78.3% OF TOTAL NET ASSETS.
(f) INTEREST RATE DISCLOSED REPRESENTS THE CURRENT YIELD BASED ON THE CURRENT COST BASIS AND ESTIMATED FUTURE CASH FLOWS.
(g) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, WHO ALSO SERVES AS THE ADVISOR FOR THIS FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(h) ON NOVEMBER 30, 2001, THE COST OF INVESTMENTS IN SECURITIES FOR INCOME TAX PURPOSES WAS $73,812,402. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $ 2,277,172
      GROSS UNREALIZED DEPRECIATION.......   (1,013,158)
                                            -----------
      NET UNREALIZED APPRECIATION.........  $ 1,264,014
                                            ===========

--------------------------------------------------------------------------------

          18  2001 Annual Report - American Strategic Income Portfolio

                 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      AMERICAN STRATEGIC INCOME PORTFOLIO INC. :

                      We have audited the accompanying statement of assets and liabilities of American Strategic Income Portfolio Inc., including the schedule of investments in securities, as of November 30, 2001, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended November 30, 1998, were audited by other auditors whose report dated January 8, 1999, expressed an unqualified opinion.

                      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included examination or confirmation of securities owned as of November 30, 2001, with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. at
                      November 30, 2001, the results of its operations and its cash flows for the year then ended, and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ ERNST & YOUNG LLP

                      Minneapolis, Minnesota
                      January 4, 2002

--------------------------------------------------------------------------------

          19  2001 Annual Report - American Strategic Income Portfolio

               FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                              AMOUNT
------------                              -------
December 15, 2000 ......................  $0.0825
January 11, 2001 .......................   0.0825
February 21, 2001 ......................   0.0825
March 28, 2001 .........................   0.0825
April 25, 2001 .........................   0.0825
May 23, 2001 ...........................   0.0850
June 27, 2001 ..........................   0.0850
July 25, 2001 ..........................   0.0950
August 22, 2001 ........................   0.0950
September 26, 2001 .....................   0.0950
October 24, 2001 .......................   0.0950
November 20, 2001 ......................   0.0950
                                          -------
  Total ................................  $1.0575
                                          =======

--------------------------------------------------------------------------------

          20  2001 Annual Report - American Strategic Income Portfolio

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      SHAREHOLDER MEETING RESULTS
                      A special meeting of the fund's shareholders was held on March 15, 2001. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, and the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below:

                      (1) The fund's shareholders approved a change in the
                          fund's investment restriction governing investments in real estate. The following votes were cast regarding this matter:

    SHARES           SHARES                      BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON VOTES
 -------------  -----------------  -----------  ---------
    2,434,442           79,657         37,775          --

                      ANNUAL MEETING RESULTS
                      An annual meeting of the fund's shareholders was held on August 27, 2001. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                      (1) The fund's shareholders elected the following ten
                          directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Robert J. Dayton .......................     3,521,349           595,074
Andrew S. Duff .........................     4,080,027            36,396
Roger A. Gibson ........................     4,082,561            33,862
Andrew M. Hunter III ...................     4,082,773            33,650
Leonard W. Kedrowski ...................     4,082,809            33,614
John M. Murphy, Jr. ....................     4,078,695            37,728
Richard K. Riederer ....................     4,082,609            33,814
Joseph D. Strauss ......................     4,082,942            33,481
Virginia L. Stringer ...................     4,082,694            33,729
James M. Wade ..........................     4,082,338            34,085

                      (2) The fund's shareholders ratified the selection by the
                          fund's Board of Directors of Ernst & Young as the independent public accountants for the fund for the fiscal year ending November 30, 2001. The following votes were cast regarding this matter:

    SHARES           SHARES                      BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON VOTES
 -------------  -----------------  -----------  ---------
    4,068,784           31,019         16,619         1

                      SHARE REPURCHASE PROGRAM
                      Your fund's Board of Directors has approved a share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 5% of the fund's outstanding shares as of September 9, 1998.

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS? We do not expect any adverse impact on the advisor's ability to manage the fund.

--------------------------------------------------------------------------------

          21  2001 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      Because repurchases will be at a price below net asset value, remaining shares outstanding may experience a slight increase in net asset value per share. Although the effect of share repurchases on the market price is less certain, the Board of Directors believe the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the fund's expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment advisor. The Board of Directors' decision whether to continue the share repurchase program will be reported in the next shareholder report.

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

                      For the year ended November 30, 2001, no shares were repurchased.

                      TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                      As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It is a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                      ELIGIBILITY/PARTICIPATION
                      You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                      If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call EquiServe at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                      Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before each share's dividend and/or capital gains distribution.

                      PLAN ADMINISTRATION
                      Beginning no more than 5 business days before the dividend payment date, EquiServe will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient

--------------------------------------------------------------------------------

          22  2001 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
                      to satisfy the dividend reinvestment requirement, EquiServe will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

                      By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

                      There is no direct charge for reinvestment of dividends and capital gains since EquiServe fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                      EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                      TAX INFORMATION
                      Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                      PLAN WITHDRAWAL
                      If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                      If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                      If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

--------------------------------------------------------------------------------

          23  2001 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      PLAN AMENDMENT/TERMINATION
                      The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                      Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 43011, Providence, RI 02940-3011, 1-800-543-1627.

--------------------------------------------------------------------------------

          24  2001 Annual Report - American Strategic Income Portfolio

AMERICAN STRATEGIC INCOME PORTFOLIO

2001 ANNUAL REPORT

U.S. Bancorp Asset Management, Inc., is a subsidiary of U.S. Bank National Association. U.S. Bank National Association is a separate entity and wholly owned subsidiary of U.S. Bancorp.

[RECYCLE LOGO] This document is printed on paper containing 30% postconsumer waste.

1/2002    2003-02    ASP-AR